Exhibit 99.1

Tesco Corporation Releases Restated Financial Statements

for Q2 and Q3 2006 and the Filing of 2006 10-K to be Delayed

For Immediate Release

Trading Symbol:

“TESOF” on NASDAQ

“TEO” on TSX

March 16, 2007

Houston, Texas—

Restatements for Q2 and Q3 2006

In accordance with its prior announcement on March 8, 2007 (available at www.tescocorp.com—Investor Relations-News Releases), Tesco Corporation (the “Company”) today released restated financial statements for the quarters ending June 30, 2006 and September 30, 2006 respectively. These restated financial statements have been reported in filings with securities regulatory authorities in Canada through SEDAR (www.sedar.com) and furnished on amended 6-K reports to the Securities and Exchange Commission (www.sec.gov). These reports are also available at www.tescocorp.com. The restatements did not affect the Company’s previously announced earnings of $0.83 per diluted share for 2006.

Note: The Company will report its 2006 financial statements on a U.S. GAAP basis as a domestic filer. With respect to quarterly periods in 2006, the Company is filing restatements on a Canadian GAAP basis (where noted) as these quarters were previously reported on this basis. In this press release, unless otherwise noted, all amounts are stated on a U.S. GAAP basis.

Revision to Previously Announced Q4 Earnings ($0.29 per diluted share vs. previously reported $0.28); Revision to Previously Announced Q2 Earnings ($0.07 per diluted share vs. previously reported $0.08)

With respect to the restatement for the second quarter, the Company has identified an additional adjustment related to research and engineering cost for the second quarter of 2006. As a result of the restatement, as revised, net income for the second quarter 2006 was reduced from the reported $3.1 million to $2.2 million, on a Canadian GAAP basis (not $2.5 million as previously announced) and to $2.6 million on a U.S. GAAP basis (reduced from $3.0 million as previously announced). A corresponding adjustment was made with respect to the fourth quarter, which had the effect of increasing reported net income from $10.2 million to $10.5 million on a U.S. GAAP basis ($0.28 to $0.29 per share on a fully diluted basis). This adjustment does not change the full calendar year 2006 net income or earnings per share of $0.83, on a fully diluted basis. Also, as previously announced, the restatement for the third quarter 2006 reduced reported net income from $9.3 million to $8.2 million on a Canadian GAAP basis or $8.5 million on a U.S. GAAP basis.

Delayed Filing of Annual Report on Form 10-K

The Company also announced that it had delayed the filing of its Annual Report on Form 10-K for the year ended December 31, 2006. As previously announced, the Company disclosed that it had discovered certain errors that would require it to restate its financial statements for the second and third fiscal quarters of 2006 (as indicated above), first became subject to the reporting and disclosure requirements under the Securities Exchange Act and related rules beginning January 1, 2007, was required to conduct an evaluation of its internal controls over financial reporting as of December 31, 2006 in accordance with Section 404 of the Sarbanes Oxley Act and identified certain material weaknesses in those controls, and it conducted a self-initiated review of its past stock option granting practices and related accounting, which required adjustments to its previously reported financial information. Due to the occurrence and timing of these events and actions and the uncertainty surrounding the restatement of the Company’s financial statements, the Company has been unable to complete its financial statements in time for the Company’s Board of Directors’ final review and deliver all required materials to its independent public accounting firm in time to complete its review and deliver its audit opinion. The Company’s Board will complete its final review after the delivery of the final financial statements. The Company intends to file a complete Annual Report on Form 10-K for the year ended December 31, 2006 no later than March 31, 2007.

Other Matters

In the Company’s news release on March 8, 2007 (available at www.tescocorp.com—Investor Relations-News Releases), the Company announced unaudited results for Q4 2006 and the year ended December 31, 2006. In that release and in other presentations, the Company also presented additional financial and other information. For the reasons described in “Delayed Filing of Annual Report on Form 10-K” above, the Company has not completed its financial statements, its independent public accounting firm has not delivered its audit opinion, and the Company’s board has not reviewed final financial statements. Accordingly, the financial and other information in the Company’s news release and in any presentations are subject to further changes and adjustments, which may be material. The Company will announce the filing of its Annual Report on Form 10-K when such filing is made.

As previously announced, the Company’s board of directors and management conducted a self-initiated review of our past stock option granting practices and related accounting. The review of our stock option practices did not uncover any evidence of fraud or manipulative intent. However, the Company concluded that there had been administrative errors in the granting of certain options and, as a result, made the adjustments to stock compensation expense described in its press release issued on March 8, 2007 (as adjusted in the manner described above). The results of the Company’s review were also reported to regulatory authorities and the Toronto Stock Exchange and the NASDAQ Global Market. The Toronto Stock Exchange has made additional inquiries concerning the review; the Company has responded to those inquiries and is otherwise cooperating fully.

For further information please contact:

Julio Quintana (713) 359-7000

Anthony Tripodo (713) 359-7000

Tesco Corporation

Caution Regarding Forward-Looking Information; Risk Factors

This press release contains forward-looking statements within the meaning of Canadian and United States securities laws, including the United States Private Securities Litigation Reform Act of 1995. From time to time, our public filings, press releases and other communications (such as conference calls and presentations) will contain forward-looking statements. Forward-looking information is often, but not always identified by the use of words such as “anticipate”, “believe”, “expect”, “plan”, “intend”, “forecast”, “target”, “project”, “may”, “will”, “should”, “could”, “estimate”, “predict” or similar words suggesting future outcomes or language suggesting an outlook. Forward-looking statements in this press release include, but are not limited to, statements with respect to expectations of TESCO’s prospects, future revenues, earnings, activities and technical results.

Forward-looking statements and information are based on current beliefs as well as assumptions made by, and information currently available to, TESCO concerning anticipated financial performance, business prospects, strategies and regulatory developments. Although management considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect. The forward-looking statements in this press release are made as of the date it was issued and TESCO does not undertake any obligation to up date publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks that outcomes implied by forward-looking statements will not be achieved. We caution readers not to place undue reliance on these statements as a number of important factors could cause the actual results to differ materially from the beliefs, plans, objectives, expectations and anticipations, estimates and intentions expressed in such forward-looking statements.

These risks and uncertainties include, but are not limited to, the impact of changes in oil and natural gas prices and worldwide and domestic economic conditions on drilling activity and demand for and pricing of our products and services, other risks inherent in the drilling services industry (e.g. operational risks, potential delays or changes in customers’ exploration or development projects or capital expenditures, the uncertainty of estimates and projections relating to levels of rental activities, uncertainty of estimates and projections of costs and expenses, risks in conducting foreign operations, the consolidation of our customers, and intense competition in our industry), and risks associated with our intellectual property and with the performance of our technology. These risks and uncertainties may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. When relying on our forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events.

Further information regarding these factors may be found in TESCO’s most recent annual information form and in TESCO’s most recent consolidated financial statements, management information circular, quarterly reports, management’s discussion and analysis, material change reports and news releases and in TESCO’s Annual Report on Form 10-K for the year ended December 31, 2006 and in TESCO’s Annual Report on Form 40-F for the year ended December 31, 2005. Copies of TESCO’s Canadian public filings are available at www.tescocorp.com and on SEDAR at www.sedar.com. TESCO’s U.S. public filings are available at www.sec.gov and at www.tescocorp.com.